SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11 2009

                   Universal Stainless & Alloy Products, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                  000-25032                 25-1724540
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(State or other jurisdiction       (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)


          600 Mayer Street, Bridgeville, Pennsylvania          15017
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           (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On February 11, 2009, Universal Stainless and Alloy Products, Inc. (the "Company") announced that William W. Beible, Jr. has been named Senior Vice President of Operations of the Company effective February 11, 2009. Mr. Beible previously served in various management positions at Carpenter Technology Corporation, a producer and distributor of specialty alloys, from May 2006 until October 2008. In particular, Mr. Beible served as Vice President of Manufacturing - Specialty Alloys Operations from May 2006 until June 2007, Vice President of Advanced Manufacturing and Engineering from June 2007 until April 2008 and Vice President of Integrated Information Systems from April 2008 until October 2008. Mr. Beible also served at Gladfelter Pulp Wood Co., a global supplier of specialty papers and engineered products, as its Vice President of Information Technology from May 2003 until January 2004 and its Vice President of Business Improvement from January 2004 until December 2005.

     In connection with his appointment, Mr. Beible entered into an employment agreement (the "Employment Agreement") with the Company. The Employment Agreement has an initial term which continues until February 11, 2010, subject to automatic one-year extensions unless either party elects not to extend the term. Mr. Beible will receive an annual base salary of $230,000 per year. Mr. Beible also will participate in benefit plans or programs generally offered by the Company to salaried employees. Mr. Beible is eligible for variable compensation targeted at 100% of his base salary, with a minimum amount of variable compensation for the 2009 calendar year of $135,000. In addition, Mr. Beible received a grant of 15,000 stock options, which vest in four equal annual installments. The foregoing is a not a complete discussion of the Employment Agreement. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Employment Agreement, which will be attached to the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2008.

     On February 11, 2009, the Company issued a press release regarding these management changes. A copy of the press release is filed herewith as Exhibit
99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

      (d)  Exhibits

      99.1 Press Release dated February 11, 2009



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                           By: /s/ Richard M. Ubinger
                              -------------------------------------------------
                               Vice President of Finance,
                               Chief Financial Officer and Treasurer

Dated:  February 11, 2009